UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
            Date of Report (Date of earliest reported) March 29, 2007
                                                       --------------

                            Originally New York, Inc.
                    (purportedly United Ethanol Group, Inc.)


             (Exact name of registrant as specified in its charter)

  NEVADA                    000-50013             91-2107890
(State or other    (Commission File Number)   (IRS Employer Identification
jurisdiction of                                    No.)
incorporation)

              216 N. Commercial Avenue, Eagle Grove, IA 50533
             (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (515) 603-6292


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(D) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

By letter dated March 29, 2007, John H. Rivera resigned as Chairman of the Board
of Directors of Originally New York, Inc.   Mr. Rivera's letter advised that he
has made a limited investigation and has determined and been otherwise advised that ONYI has not complied with applicable reporting obligations of the United States Securities and Exchange Commission in connection with numerous prior transactions and that there are material misstatements and omissions in such filings. As a consequence, ONYI's reporting obligations under applicable securities laws and the Sarbanes-Oxley Act's requirements have failed and may lead ONYI to potential liability to shareholders and regulators for such violations. Mr. Rivera advised that he will not and cannot participate in those violations.

By letter dated March 29, 2007, Kelmer R. Smith resigned as a member of the Board of Directors of Originally New York, Inc. Mr. Smith's letter advised that he has made a limited investigation and has determined and been otherwise advised that ONYI has not complied with applicable reporting obligations of the United States Securities and Exchange Commission in connection with numerous prior transactions and that there are material misstatements and omissions in such filings. As a consequence, ONYI's reporting obligations under applicable securities laws and the Sarbanes-Oxley Act's requirements have failed and may lead ONYI to potential liability to shareholders and regulators for such violations. Mr. Smith advised that he will not and cannot participate in those violations.

Both Mr. Rivera and Mr. Smith have been provided with a copy of the disclosures contained in this Report on Form 8-K, have been given an opportunity to review and agree to such disclosures, and have advised the registrant that they agree with such disclosures.

ITEM 9.01  EXHIBITS AND FINANCIAL STATEMENTS

Exhibit 10.1     Resignation of John H. Rivera

Exhibit 10.2     Resignation of Kelmer R. Smith


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2007

ORIGINALLY NEW YORK, INC.

By:

                                    Date: March 29, 2007
Taylor Moffitt
CEO/ /Director

By:

                                    Date: March 29, 2007
Chris McGovern
President/Treasurer

By:  /s/ John H. Rivera             Date: March 29, 2007
John H. Rivera
Resigning Director

By:  /s/ Kelmer R. Smith            Date: March 29, 2007
Kelmer R. Smith
Resigning Director